UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 14, 2007

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On November 14, 2007, Franklin Covey Co. (the Company) announced its financial results for the fourth quarter and fiscal year ended August 31, 2007.  A copy of the earnings release is being furnished as exhibit 99.1 to this current report on Form 8-K.

Certain information in this Report (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01  Other Events

On November 13, 2007, the Company announced it will host a discussion for shareholders and the financial community to review its financial results for the fourth quarter and fiscal year ended August 31, 2007.  The discussion will be held on Thursday, November 15, 2007 at 11:00 a.m. Eastern Standard Time (9:00 a.m. Mountain Standard Time).

Interested persons may participate in the discussion by calling 1-866-356-3095, access code: 32331415 and by logging on to http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=102601&eventID=1695079.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Earnings released dated November 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	November 14, 2007	By:	/s/ STEPHEN D. YOUNG
Stephen D. Young
Chief Financial Officer